                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549




                                  FORM 8-K/A




                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 20, 1997


                      COMPLETE BUSINESS SOLUTIONS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                   MICHIGAN
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


        0-22141                                         38-2606945
(COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI  48334
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                   (ZIP CODE)



                               (248) 488-2088
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                     NONE


        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Complete Business Solutions, Inc. (the "Company") hereby amends and restates
Item 7 of its report on Form 8-K dated November 20, 1997, as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

     1. The audited financial statements of Synergy Software, Inc. as of December 31, 1996 and 1995, and for the years ended December 31, 1996 and 1995.

SYNERGY SOFTWARE, INC.

TABLE OF CONTENTS


                                                                 PAGE(S)


Report of Independent Accountants                                   4

Financial Statements:
  Balance Sheets, as of December 31, 1996 and 1995                  5

  Statements of Operations and Retained Earnings for the years
    ended December 31, 1996 and 1995                                6

  Statements of Cash Flows for the years ended December 31, 1996
    and 1995                                                        7

Notes to Financial Statements                                       8 to 11

[COOPERS & LYBRAND LETTERHEAD]



REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Synergy Software, Inc.

We have audited the accompanying balance sheets of Synergy Software, Inc., as of December 31, 1996 and 1995 and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Synergy Software, Inc. as of December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ Coopers & Lybrand L.L.P.


Chicago, Illinois
October 25, 1997

SYNERGY SOFTWARE, INC.

BALANCE SHEETS
December 31, 1996 and 1995


                                           ASSETS                           1996         1995

Current assets:
  Cash and cash equivalents                                             $  360,927     $  430,722
  Accounts receivable                                                    1,944,463        770,909
                                                                        ----------     ----------
                    Total current assets                                 2,305,390      1,201,631

Investment                                                                  85,000          -

Property and equipment, net                                                 46,363         38,860

Other assets                                                                 5,177            177
                                                                        ----------     ----------
                                                                        $2,441,930     $1,240,668
                                                                        ==========     ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                      $  216,578     $  125,926
  Accrued expenses                                                         258,799        196,393
                                                                        ----------     ----------

                    Total current liabilities                              475,377        322,319
                                                                        ----------     ----------

Stockholders' equity:
  Common stock, $.001 par value; 3,000,000 shares authorized;
     2,150,000 shares issued and outstanding                                 2,150          2,150
  Additional paid in capital                                                   600            600
  Retained earnings                                                      1,963,803        915,599
                                                                        ----------     ----------

                                                                         1,966,553        918,349
                                                                        ----------     ----------

                    Total liabilities and stockholders' equity          $2,441,930     $1,240,668
                                                                        ==========     ==========

   The accompanying notes are an integral part of the financial statements.

SYNERGY SOFTWARE, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS for the years ended December 31, 1996 and 1995



                                                     1996               1995
Consulting revenue                               $ 9,509,166        $ 5,259,475

Direct costs                                       6,346,428          3,490,238
                                                 -----------        -----------

     Gross profit                                  3,162,738          1,769,237

General and administrative expenses                1,576,157          1,092,173
                                                 -----------        -----------
     Operating income                              1,586,581            677,064

Other income (expense):
  Interest income                                     18,984             16,575
  Equity in loss of investee                        (110,000)              -
  State tax expense                                  (23,982)           (10,451)
                                                 -----------        -----------

     Net income                                    1,471,583            683,188

Retained earnings, beginning of year                 915,599            867,273
Stockholder distributions                           (423,379)          (634,862)
                                                 -----------        -----------
Retained earnings, end of year                   $ 1,963,803        $   915,599
                                                 ===========        ===========





    The accompanying notes are an integral part of the financial statements.

SYNERGY SOFTWARE, INC.

STATEMENTS OF CASH FLOWS
for the years ended December 31, 1996 and 1995




                                                                                   1996                   1995
Cash flows from operating activities:
  Net income                                                                 $   1,471,583          $     683,188
  Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                                  37,605                 31,262
     Equity in loss of investee                                                    110,000                   -
     Changes in assets and liabilities resulting in cash
         increase (decrease):
       Accounts receivable                                                      (1,173,554)              (404,187)
       Other assets                                                                 (5,000)                    --
       Accounts payable                                                             90,652                 73,022
       Accrued expenses                                                             62,406                173,360
                                                                             -------------          -------------

             Total adjustments                                                    (877,891)              (126,543)
                                                                             -------------          -------------

             Net cash provided by operating activities                             593,692                556,645
                                                                             -------------          -------------

Cash flows used in investing activities:
  Purchase of property and equipment                                               (45,108)               (60,501)
  Investment in Travelmaster, Inc.                                                (195,000)                  -
                                                                             -------------          -------------

             Net cash used in investing activities                                (240,108)               (60,501)
                                                                             -------------          -------------

Cash flows used in financing activities:
  Distributions to stockholders                                                   (423,379)              (634,862)
                                                                             -------------          -------------

             Net cash used in financing activities                                (423,379)              (634,862)
                                                                             -------------          -------------

Net decrease in cash and cash equivalents                                          (69,795)              (138,718)

Cash and cash equivalents, at beginning of year                                    430,722                569,440
                                                                             -------------          -------------

Cash and cash equivalents, at end of year                                    $     360,927          $     430,722
                                                                             =============          =============


   The accompanying notes are an integral part of the financial statements.

SYNERGY SOFTWARE, INC.

NOTES TO FINANCIAL STATEMENTS

1.   Nature of Business

     Synergy Software, Inc. (the "Company") specializes in providing consulting services with respect to custom and packaged software applications for middle market companies and divisions of Fortune 500 companies in the Midwest.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents. Such investments are carried at cost, which approximates fair value given their short-term nature.


     REVENUE RECOGNITION

     Revenue from consulting engagements is recognized when the services are rendered.


     INVESTMENT

     At December 31, 1996, the Company has a 24.2% investment in Travelmaster, Inc. ("TI"). TI's primary operation is to own and operate travel agencies utilizing internet-based technology. The investment in TI is accounted for on the equity method. Also, at December 31, 1996, the two principal stockholders of the Company own an aggregate of 51% of TI.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets: three to seven years. Upon retirement or sale, the costs of assets and related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations. Expenditures for major improvements are capitalized, repairs and maintenance are expensed as incurred.


     INCOME TAXES

     Under U.S. federal income tax laws, the Company has elected to be treated as a small business corporation (S-Corporation). Accordingly, the Company's taxable income is reportable on the stockholders' individual tax returns.

     There are certain state taxes, based upon taxable income, which are payable by the Company. Such amounts are classified in other income (expense).

SYNERGY SOFTWARE, INC.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

3.   PROPERTY AND EQUIPMENT

     Property and equipment at December 31 consists of the following:


                                                        1996            1995
     Furniture and equipment                          $ 163,072        $118,842
     Computer software                                   44,460          43,582
                                                      ---------        --------

          Property and equipment, at cost               207,532         162,424

     Less accumulated depreciation and amortization     161,169         123,564
                                                      ---------        --------

          Property and equipment, net                 $  46,363        $ 38,860
                                                      =========        ========

4.   EMPLOYEE BENEFIT PLANS

     DEFINED CONTRIBUTION PLAN

     The Company has a defined contribution 401(k) plan for substantially all employees. Under the plan, eligible employees may elect to contribute up to 15% of their base compensation. The Company contributes an additional 50% of employee contributions up to 1% of the participants' aggregate base compensation. Company contributions to the plan amounted to $25,940 in 1996 and $16,480 in 1995.

SYNERGY SOFTWARE, INC.

5.      STOCK OPTIONS

        The Synergy Software 1994 Employee Incentive Compensation Plan (the "Plan") authorizes the grant of options to purchase the Company's common stock to executives and other key employees of the Company.

        The options granted under the plan become exercisable immediately upon grant. All options granted expire ten years from the date of grant.

        The stock option activity under the Plan for the years ended December 31, 1996 and 1995 was as follows:



                                                                   EXERCISE
                                                   NUMBER OF       PRICE PER
                                                 OPTION SHARES      SHARE

          Outstanding, January 1, 1995              285,648            $.001
            Canceled                                 (2,736)            .001
            Granted                                  14,036             .001
                                                 ----------

          Outstanding, December 31, 1995            296,948            $.001
            Canceled                                 (1,443)           $.001
            Granted                                  30,967      $.001-$0.40
                                                 ----------

          Outstanding, December 31, 1996            326,472      $.001-$0.40
                                                 ==========



        Additionally, under an employment agreement, the Company granted a key executive options to purchase 198,846 shares of common stock at an exercise price of $0.40 per share in August 1996. All terms and conditions of the Synergy Software 1994 Employee Incentive Compensation Plan apply to these options, except that vesting occurs ratably over three years.

        The total number of shares reserved for grant under the Plan and employment agreements is 548,846 at December 31, 1996.

        Management has estimated that the weighted average grant date fair value price for all options granted was $0.34, which approximated the market price at the date of grant. The weighted average remaining contractual life of the stock options outstanding is approximately ten years.

        Grants of options under the plan are accounted for following the provisions of APB Opinion No. 25 and its related interpretations.
        No compensation cost has been recognized for grants made to date. Had compensation cost been determined by computing the fair value of each grant, reported net income would not have been significantly different than as reported. For the purpose of this determination, fair value was computed using the Black-Scholes option-pricing model with the following assumptions: an expected life of three years, dividend rate of 0%, risk-free interest rate of 6.5% and a volatility factor of 0%.

SYNERGY SOFTWARE, INC.

6.      LEASE COMMITMENTS

        The Company leases its office facilities under an operating lease with future minimum rental payments required as follows:


                1997                    $  84,000
                1998                       97,500
                1999                       99,000
                2000                      110,000
                2001 and thereafter       142,000
                                        ---------
                                        $ 532,500
                                        =========


        Rent expense was approximately $54,000 for the year ended December 31, 1996 and 1995.

7.      SUBSEQUENT EVENT

        In April 1997, the Company distributed approximately $592,000 of its retained earnings to stockholders as permitted under the by-laws of the Company. Approximately $197,000 of this amount was included in accrued liabilities at December 31, 1996.

     2. The following unaudited financial statements of Synergy Software, Inc. have been prepared by management. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. In the opinion of management, the accompanying unaudited financial statements contain all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial position of Synergy Software, Inc. as of September 30, 1997, the results of its operations for the nine month periods ended September 30, 1997 and 1996, and cash flows for the nine month periods ended September 30, 1997 and 1996. These financial statements should be read in conjunction with the financial statements and footnotes thereto for the years ended December 31, 1996 and 1995 included in this Form 8-K/A.

          The results of operations for the nine month period ended
          September 30, 1997 are not necessarily indicative of the results to be expected in future quarters or for the full fiscal year ending December 31, 1997. During the nine month period ended September 30, 1997 and as a result of the pending acquisition, Synergy Software, Inc., recognized certain additional expenses, including compensation resulting from stock option grants as required by APB opinion No. 25.

SYNERGY SOFTWARE, INC.

BALANCE SHEET
September 30, 1997


                                           ASSETS

Current assets:
  Cash and cash equivalents                                             $  942,056
  Accounts receivable, net                                               1,927,593
                                                                        ----------
                    Total current assets                                 2,869,649

Investment                                                                 174,269

Property and equipment, net                                                 84,397

Other assets                                                                15,078
                                                                        ----------
                                                                        $3,143,393
                                                                        ==========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                      $  137,730
  Accrued expenses                                                         428,507
                                                                        ----------

                    Total current liabilities                              566,237
                                                                        ----------

Stockholders' equity:
  Common stock, $.001 par value; 3,000,000 shares authorized;
     2,150,000 shares issued and outstanding                                 2,150
  Additional paid in capital                                               228,745
  Retained earnings                                                      2,346,261
                                                                        ----------

                                                                         2,577,156
                                                                        ----------

                    Total liabilities and stockholders' equity          $3,143,393
                                                                        ==========

SYNERGY SOFTWARE, INC.

STATEMENTS OF OPERATIONS
for the nine month periods ended
September 30, 1997 and 1996



                                                1997               1996

Consulting revenue                             $9,251,674       $6,537,529

Direct costs                                    6,525,466        4,334,228
                                               ----------       ----------
                Gross profit                    2,726,208        2,203,301

General and administrative expenses             1,749,185        1,116,315
                                               ----------       ----------

                Operating income                  977,023        1,086,986

Other income (expense):
  Interest income                                  16,060             -
  Equity in loss of investee                     (215,731)         (82,500)
  State tax expense                                  -              (8,840)
                                               ----------       ----------

                Net income                     $  777,352       $  995,646
                                               ==========       ==========


SYNERGY SOFTWARE, INC.

STATEMENTS OF CASH FLOWS
for the nine month periods ended
September 30, 1997 and 1996

                                                                                   1997                   1996
Cash flows from operating activities:
  Net income                                                                 $     777,352          $     995,646
  Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization                                                  18,308                 23,792
     Stock option expense                                                          228,145                   -
     Equity in loss of investee                                                    215,731                 82,500
     Changes in assets and liabilities resulting in cash
         increase (decrease):
       Accounts receivable                                                          16,869               (721,733)
       Accounts payable                                                            (78,848)               (58,044)
       Accrued expenses and other                                                  348,125                282,274
                                                                             -------------          -------------

             Total adjustments                                                     748,330               (391,211)
                                                                             -------------          -------------

             Net cash provided by operating activities                           1,525,682                604,435
                                                                             -------------          -------------

Cash flows used in investing activities:
  Purchase of property and equipment                                               (47,858)               (43,280)
  Investment in Travelmaster, Inc.                                                (305,000)                    --
                                                                             -------------          -------------

             Net cash used in investing activities                                (352,858)               (43,280)
                                                                             -------------          -------------

Cash flows used in financing activities:
  Distributions to stockholders                                                   (591,695)              (409,230)
                                                                             -------------          -------------

             Net cash used in financing activities                                (591,695)              (409,230)
                                                                             -------------          -------------

Net increase in cash and cash equivalents                                          581,129                151,925

Cash and cash equivalents, at beginning of period                                  360,927                430,722
                                                                             -------------          -------------

Cash and cash equivalents, at end of period                                  $     942,056          $     582,647
                                                                             =============          =============

(b) Pro Forma Financial Information

On November 20, 1997 Complete Business Solutions, Inc. (the Company) signed an Agreement and Plan of Merger (Merger Agreement) with Synergy Software, Inc., a privately held Illinois Corporation and with the holders of the issued and outstanding capital stock of Synergy Software, Inc.

The Merger Agreement provides for all of the outstanding Synergy Software, Inc. common stock to be exchanged for 695,447 shares of the Company's common stock. The Merger Agreement also provides for the conversion of all existing Synergy Software, Inc. options into Complete Business Solutions, Inc. options at the exchange rate provided in the Merger Agreement, with the same terms for exercising. In negotiating the purchase price, the Company considered; the current market value of its common stock; Synergy Software, Inc.'s special expertise in packaged software implementation, AS 400, and Open Systems; its experience in high-end consulting and track record of delivering a wide range of IT Solutions.

The unaudited condensed pro forma combined balance sheet as of September 30, 1997 gives pro forma effect to the acquisition of Synergy Software, Inc. as if it had occurred on September 30, 1997. The acquisition of Synergy Software, Inc. will be accounted for by the pooling of interests method of accounting. The pro forma adjustment represents the transfer of Synergy Software, Inc.'s common stock to additional paid-in-capital. The unaudited condensed pro forma combined balance sheet does not purport to be indicative of the financial position of the Company had such transaction actually been completed as of September 30, 1997, or which may be obtained in the future.

The unaudited condensed pro forma combined statements of operations for the years ended December 31, 1996 and 1995, and for the nine month periods ended September 30, 1997 and 1996 give pro forma effect to the Company's initial public offering and the acquisition of Synergy Software, Inc. as if they had occurred on the first day of each period presented. The unaudited condensed pro forma combined statements of income do not purport to be indicative of the results of operations of the Company had such transaction actually been completed on the first day of each period presented, or which may be obtained in the future.

              COMPLETE BUSINESS SOLUTIONS, INC. AND SUBSIDIARIES
             UNAUDITED CONDENSED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997



This balance sheet should be read in conjuction with the Synergy Software, Inc. historical financial statements and notes thereto included in this Form 8-K/A, and the Complete Business Solutions, Inc. and subsidiaries historical financial statements included in its Quarterly Report on Form 10-Q for the periods ended September 30, 1997 and the Registration Statement on Form S-4, dated September 30, 1997. All amounts are in thousands.

                                                       HISTORICAL            HISTORICAL
                                                    COMPLETE BUSINESS         SYNERGY          PRO FORMA        PRO FORMA
                                                     SOLUTIONS, INC.        SOFTWARE, INC.    ADJUSTMENTS(2)    COMBINED
              ASSETS                                -----------------       --------------    -----------       ---------

Current assets:
  Cash and cash equivalents .......................     $54,592                 $  942          $   --          $ 55,534
  Accounts receivable, net  .......................      23,149                  1,928              --            25,077
  Prepaid expenses and other ......................       1,473                     --              --             1,473
                                                        -------                 ------          ------          --------
      Total current assets ........................      79,214                  2,870              --            82,084
                                                        -------                 ------          ------          --------
Property and equipment, net .......................       5,505                     84              --             5,589
Goodwill, net .....................................       2,845                     --              --             2,845
Other assets ......................................         553                    189              --               742
                                                        -------                 ------          ------          --------
      Total assets ................................     $88,117                 $3,143          $   --          $ 91,260
                                                        =======                 ======          ======          ========

        LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable ................................     $ 2,724                 $  138          $   --          $  2,862
  Accured payroll and related costs ...............       6,425                    428              --             6,853
  Current portion of deferred revenue .............       1,159                     --              --             1,159
  Other accrued liabilities .......................       2,128                     --              --             2,128
                                                        -------                 ------          ------          --------
      Total current liabilities ...................      12,436                    566              --            13,002
                                                        -------                 ------          ------          --------
Deferred revenue, less current portion ............         210                     --              --               210
Deferred taxes ....................................         300                     --              --               300
Commitments and contingencies
Shareholders' equity:
Preferred stock ...................................          --                     --              --                --
Common stock ......................................          --                      2              (2) (3)           --
Additional paid-in capital ........................      72,599                    229               2  (3)       72,830
Retained earnings .................................       4,742                  2,346              --             7,088
Stock subscriptions receivable ....................      (1,858)                    --              --            (1,858)
Cumulative translation adjustment .................        (312)                    --              --              (312)
                                                        -------                 ------          ------          --------
      Total shareholders' equity ..................      75,171                  2,577              --            77,748
                                                        -------                 ------          ------          --------
      Total liabilities and shareholders' equity ..     $88,117                 $3,143          $   --          $ 91,260
                                                        =======                 ======          ======          ========

               COMPLETE BUSINESS SOLUTIONS, INC. AND SUBSIDIARIES

                     UNAUDITED CONDENSED PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

This statement should be read in conjunction with the Synergy Software, Inc. historical financial statements and notes thereto included in this Form 8-K/A, and the Complete Business Solutions, Inc. and subsidiaries historical financial statements included in its Registration Statement on Form S-4, dated September 30, 1997. All amounts are in thousands, except per share amounts.


                                                    HISTORICAL          IPO        HISTORICAL      ACQUISITION
                                                COMPLETE BUSINESS    PRO FORMA      SYNERGY         PRO FORMA        PRO FORMA
                                                  SOLUTIONS, INC.   ADJUSTMENTS(1) SOFTWARE, INC.  ADJUSTMENTS(2)     COMBINED
                                                -----------------   -----------   --------------   -----------        ---------
Revenues .........................................     $ 67,399       $     --      $  5,259        $     --          $ 72,658
Cost of revenues
  Salaries, wages and employee benefits ..........       47,127             --         1,905              --            49,032
  Contractual services ...........................        2,104             --         1,585              --             3,689
  Project travel and relocation ..................        3,200             --            --              58 (4)         3,258
  Depreciation and amortization ..................        1,178             --            --              --             1,178
                                                       --------       --------      --------        --------          --------
     Total cost of revenues ......................       53,609             --         3,490              58            57,157
                                                       --------       --------      --------        --------          --------
     Gross profit ................................       13,790             --         1,769             (58)           15,501
Selling general and administrative expenses ......       11,824            147         1,092             (58)(4)        13,005
                                                       --------       --------      --------        --------          --------
     Income from operations ......................        1,966           (147)          677              --             2,496
Interest expense (income) ........................          692           (724)          (16)             --               (48)
                                                       --------       --------      --------        --------          --------
      Income before provision for income taxes
        and minority interest.....................        1,274            577           693              --             2,544
Provision for income taxes(1).....................           --            391            10             250               651
Minority interest ................................     $    252           (252)           --              --                --
                                                       --------       --------      --------        --------          --------
      Net income .................................     $  1,022       $    438      $    683        $   (250)         $  1,893
                                                       ========       ========      ========        ========          ========
Net income per common share ......................     $    .14                                                       $    .22
                                                       ========                                                       ========
Weighted average shares outstanding (5) ..........        7,396                                                          8,740
                                                       ========                                                       ========

          COMPLETE BUSINESS SOLUTIONS, INC. AND SUBSIDIARIES

                   UNAUDITED CONDENSED PRO FORMA COMBINED
                           STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1996

This statement should be read in conjunction with the Synergy Software, Inc. historical financial statements and notes thereto included in this Form 8-K/A, and the Complete Business Solutions, Inc. and subsidiaries historical financial statements included in its Registration Statement on Form S-4, dated September 30, 1997. All amounts are in thousands, except per share amounts.



                                                      HISTORICAL           IPO        HISTORICAL      ACQUISITION
                                                   COMPLETE BUSINESS    PRO FORMA      SYNERGY         PRO FORMA        PRO FORMA
                                                     SOLUTIONS, INC.   ADJUSTMENTS(1) SOFTWARE, INC.  ADJUSTMENTS(2)     COMBINED
                                                   ------------------  -----------  ----------------  -------------     ----------
Revenues.........................................       $  83,241        $     --       $  9,509         $   --        $  92,750
Cost of revenues:
  Salaries, wages and employee benefits..........          54,337              --          3,695             --           58,032
  Contractual services...........................           3,975              --          2,651             --            6,626
  Project travel and relocation..................           3,537              --            -              101 (4)        3,638
  Depreciation and amortization..................           1,453              --            -               --            1,453
                                                        ---------        --------       --------         ------        ---------
    Total cost of revenues.......................          63,302              --          6,346            101           69,749
                                                        ---------        --------       --------         ------        ---------
    Gross profit.................................          19,939              --          3,163           (101)          23,001
Selling, general and administrative expenses.....          15,455             147          1,576           (101)(4)       17,077
                                                        ---------        --------       --------         ------        ---------
    Income from operations.......................           4,484            (147)         1,587             --            5,924
Interest expense (income)........................             539            (610)           (19)            --              (90)
Equity in loss of investee.......................              --              --            110             --              110
                                                        ---------        --------       --------         ------        ---------
    Income before provision for income taxes and
       minority interest.........................           3,945             463          1,496             --            5,904
Provision for income taxes(1)....................              84           1,498             24            544            2,150
Minority interest................................             158            (158)            -              --               --
                                                        ---------        --------       --------         ------        ---------
    Net income...................................       $   3,703        $   (877)      $  1,472         $ (544)       $   3,754
                                                        =========        ========       ========         ======        =========
Net income per common share......................       $     .48                                                      $     .42
                                                        ==========                                                     =========
Weighted average shares outstanding(5)...........           7,658                                                          9,008
                                                        =========                                                      =========

             COMPLETE BUSINESS SOLUTIONS, INC. AND SUBSIDIARIES

                   UNAUDITED CONDENSED PRO FORMA COMBINED
                           STATEMENT OF OPERATIONS
              FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1996

This statement should be read in conjunction with the Synergy Software, Inc. historical financial statements and notes thereto included in this Form 8-K/A, and the Complete Business Solutions, Inc. and subsidiaries historical financial statements included in its Quarterly Report on Form 10-Q for the periods ended September 30, 1997. All amounts are in thousands, except per share amounts.




                                                           HISTORICAL           IPO         HISTORICAL     ACQUISITION
                                                        COMPLETE BUSINESS    PRO FORMA       SYNERGY        PRO FORMA     PRO FORMA
                                                          SOLUTIONS, INC.   ADJUSTMENTS(1) SOFTWARE, INC.  ADJUSTMENTS(2) COMBINED
                                                        ------------------  -----------    --------------  -----------    ---------
Revenues ...............................................      $61,499         $     --       $ 6,538     $       -         $68,037
Cost of revenues:
  Salaries, wages and employee benefits ................       40,045               --         2,634             -          42,679
  Contractual services .................................        2,905               --         1,700             -           4,605
  Project travel and relocation ........................        2,396               --             -            49 (4)       2,445
  Depreciation and amoritization .......................        1,193               --             -             -           1,193
                                                              -------         --------       -------       -------         -------
        Total cost of revenues .........................       46,539               --         4,334            49          50,922
                                                              -------         --------       -------       -------         -------
        Gross profit ...................................       14,960               --         2,204           (49)(4)      17,115
Selling, general and administrative expenses ...........       11,086              110         1,117           (49)         12,264
                                                              -------         --------       -------       -------         -------
        Income from operations .........................        3,874             (110)        1,087             -           4,851
Interest expense (income) ..............................          446             (446)            -             -              --
Equity in loss of investee .............................            -               -             83             -              83
                                                              -------         --------       -------       -------         -------
        Income before provision for income taxes
              and minority interest ....................        3,428              336         1,004             -           4,768
Provision for income taxes(1)...........................           60            1,171             9           373           1,613
Minority interest ......................................          180             (180)            -             -              --
                                                              -------         --------       -------       -------         -------
        Net income .....................................      $ 3,188         $   (655)      $   995       $  (373)        $ 3,155
                                                              =======         ========       =======       =======         =======
Net income per common share ............................      $   .42                                                          .35
                                                              =======                                                      =======
Weighted average shares outstanding (5) ................        7,616                                                        8,965
                                                              =======                                                      =======

             COMPLETE BUSINESS SOLUTIONS, INC. AND SUBSIDIARIES

                   UNAUDITED CONDENSED PRO FORMA COMBINED
                           STATEMENT OF OPERATIONS
             FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1997

This statement should be read in conjunction with the Synergy Software, Inc. historical financial statements and notes thereto included in this Form 8-K/A, and the Complete Business Solutions, Inc. and subsidiaries historical financial statements included in its Quarterly Report on Form 10-Q for the periods ended September 30, 1997. All amounts are in thousands, except per share amounts.



                                                     HISTORICAL           IPO           HISTORICAL     ACQUISITION
                                                 COMPLETE BUSINESS     PRO FORMA         SYNERGY        PRO FORMA       PRO FORMA
                                                  SOLUTIONS, INC.     ADJUSTMENTS(1)  SOFTWARE, INC.   ADJUSTMENTS(2)    COMBINED
                                                 -----------------    -----------     --------------   -----------     ----------
Revenues........................................    $ 80,309            $      -        $ 9,252          $      -      $ 89,561
Cost of revenues:
 Salaries, wages and employee benefits..........      47,228                   -          3,465                 -        50,693
 Contractual services...........................       6,181                   -          3,060                 -         9,241
 Project travel and relocation..................       3,802                   -              -                84 (4)     3,886
 Depreciation and amortization..................         928                   -              -                 -           928
                                                    --------            --------        -------          --------      --------
  Total cost of revenues........................      58,139                   -          6,525                84        64,748
                                                    --------            --------        -------          --------      --------
  Gross profit..................................      22,170                   -          2,727               (84)       24,813
Selling, general and administrative expenses....      14,541                  24          1,750               (84)(4)    16,231
                                                    --------            --------        -------          --------      --------
  Income from operations........................       7,629                 (24)           977                 -         8,582
Interest expense (income).......................        (747)                (53)           (16)                -          (816)
Equity in loss of investee......................           -                   -            216                 -           216
                                                    --------            --------        -------          --------      --------
  Income before provision for income taxes
   and minority interest........................       8,376                  29            777                 -         9,182
Provision for income taxes(1)...................       3,209                (560)             -               358         3,007
Minority interest...............................          82            $    (82)             -                 -            --
                                                    --------            --------        -------          --------      --------
  Net income....................................    $  5,085                 671        $   777          $   (358)     $  6,175
                                                    ========            ========        =======          ========      ========
Net income per common share.....................    $    .55                                                           $    .61
                                                    ========                                                           ========
Weighted average shares outstanding(5)..........       9,265                                                             10,109
                                                    ========                                                           ========

NOTE 1.  On March 5, 1997, the Company filed a Registration Statement on
Form S-1 with the Securities and Exchange Commission for the sale of its Common Stock. The net proceeds to the Company from this offering were used for payment of undistributed S corporation earnings; the repayment of existing debt; expansion of existing operations, including the Company's offshore software development operations; development of new service lines and possible acquisitions of related businesses; and general corporate purposes, including working capital.

         The unaudited condensed pro forma combined statements of operations included in this Form 8-K/A for the years ended December 31, 1995 and 1996 and the nine month periods ended September 30, 1997 and 1996, give effect to the following transactions as if such transactions had occurred on the first day of each period presented:

             (i) amortization of goodwill over a period of 20 years as a result of the Company's purchase of the 28% minority interest in CBS Mauritius, including the elimination of the minority interest;

             (ii) elimination of interest expense to give effect to the repayment of the Company's revolving credit facility and long-term debt;

             (iii) provision for Federal and state income taxes at the effective income tax rate as if the Company and Synergy Software, Inc. had been taxed as a C corporation and no foreign tax holidays had been granted during the periods presented.

NOTE 2. The unaudited condensed pro forma combined balance sheet and statements of operations have been prepared to reflect the acquisition of Synergy Software, Inc. The acquisition of Synergy Software, Inc. will be accounted for by the pooling of interests method of accounting. All amounts are in thousands, except per share amounts.

NOTE 3. Represents the transfer of Synergy Software, Inc.'s common stock to additional paid-in capital as required under the pooling of interests method of accounting.

NOTE 4. Represents certain reclassifications to the Synergy Software, Inc. financial statements to conform with the Company's presentation.

NOTE 5. Weighted average shares outstanding have been adjusted to give pro forma effect to the initial public offering of the Company and the acquisition of Synergy Software, Inc. as if they had occurred on the first day of each period presented.

(c) Exhibits

        23.1  Consent of Coopers and Lybrand, L.L.P.


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Complete Business Solutions, Inc.

                        By: /s/ Timothy S. Manney
                            -------------------------
                                Timothy S. Manney
                Executive Vice President for Finance and Administration



Date:  January 23, 1998

                      COMPLETE BUSINESS SOLUTIONS, INC.


                                EXHIBIT INDEX




Number and Description
of Exhibit

23.1 Consent of Coopers and Lybrand, L.L.P.